Exhibit 31.2

CERTIFICATION PURSUANT TO 18 U.S.C. ss. 1350,
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Mary B. Sellers, certify that:

1. I have reviewed this quarterly report on Form 10-Q of Mammatech Corporation;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.  As  the  registrant's  certifying   officer,   I  am  responsible  for establishing and maintaining disclosure  controls and procedures (as defined in Exchange Act Rules 13a-15(e) and  15d-15(e))and  internal control over financial reporting (as defined in Exchange Act Rules  13a-15(f))  for the  registrant and have:

(a)
Designed such disclosure  controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under  our supervision  to ensure that material  information  relating to the registrant, including its consolidated subsidiaries, is made known to us by  others within those entities,  particularly during the period in which this report is being prepared;

(b)
Designed  such  internal  control over  financial  reporting,  or caused  such  internal  control  over  financial  reporting  to be designed  under our supervision,  to provide reasonable  assurance regarding  the   reliability  of  financial   reporting   and  the preparation  of financial  statements  for  external  purposes  in accordance with generally accepted accounting principles;

(c)
Evaluated  the   effectiveness  of   the  registrant's  disclosure controls  and   procedures  and  presented   in  this  report  our conclusions  about the  effectiveness of the  disclosure  controls and  procedures,  as of the  end of the  period   covered  by this report based on such evaluation; and

(d)
Disclosed in this  report any change in the registrant’s internal control  over  financial   reporting  that   occurred  during  the registrant's  most recent fiscal   quarter (the  registrant's  4th quarter  in the case  of an  quarterly report) that has materially affected,  or  is  reasonably  likely to  materially  affect,  the registrant's internal control over financial reporting; and

5. As the registrant's certifying officer, I have disclosed, based on my most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

a)
 all  significant  deficiencies in the design or operation of internal controls which could  adversely  affect the  registrant's  ability to record,  process,  summarize  and  report  financial  data  and  have identified for the registrant's  auditors any material  weaknesses in internal controls; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: April 12, 2010

By:	/s/ Mary B. Sellers
Mary B. Sellers
Chief Financial Officer